FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 25, 2002
                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on September 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.31) September 25, 2002 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   October 15, 2002                        By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.31)           September 25, 2002 - Information on
                       Distribution to Certificateholders




              September 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.31
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1









             Principal Amt.
               Outstanding                                                                           Ending
Certificate     Prior to        Interest      Interest        Principal           Total           Certificate
   Class      Distribution        Rate      Distribution     Distribution      Distribution         Balance
IA1           $74,287,667.97        5.0133%   $310,357.77     $1,001,341.22     $1,311,698.99      $73,286,326.75
IAIO                        0       0.9200%      56,953.88                 0       $56,953.88               $0.00
IB1              4,820,601.25       5.9333%      23,835.22         12,129.90       $35,965.12       $4,808,471.35
IB2                997,388.63       5.9333%       4,931.54          2,509.69        $7,441.23         $994,878.94
IB3                748,017.80       5.9333%       3,698.54          1,882.21        $5,580.75         $746,135.59
IB4                332,494.43       5.9333%       1,644.00            836.64        $2,480.64         $331,657.79
IB5                249,276.15       5.9333%       1,232.53            627.24        $1,859.77         $248,648.91
IB6                576,828.39       5.9333%       2,852.10          1,451.45        $4,303.55         $575,376.94
IIA1            23,169,960.18       7.1267%     137,604.63      1,281,875.09    $1,419,479.72      $21,888,085.09
IIB1             2,038,029.70       7.1267%      12,103.70         51,142.61       $63,246.31       $1,986,887.09
IIB2             1,257,522.83       7.1267%       7,468.33         31,556.46       $39,024.79       $1,225,966.37
IIB3               650,398.67       7.1267%       3,862.67         16,321.20       $20,183.87         $634,077.47
IIB4               390,253.44       7.1267%       2,317.69          9,793.08       $12,110.77         $380,460.36
IIB5               130,108.20       7.1267%          772.7          3,264.95        $4,037.65         $126,843.25
IIB6               303,570.88       7.1267%       1,802.88          7,617.85        $9,420.73         $295,953.03
IIIA1           42,623,663.96       7.0448%     250,228.84      3,174,218.17    $3,424,447.01      $39,449,445.79
IIIB1            3,422,240.55       7.0448%      20,090.79        118,337.84      $138,428.63       $3,303,902.71
IIIB2            1,711,162.46       7.0448%      10,045.65         59,170.38       $69,216.03       $1,651,992.08
IIIB3              760,488.52       7.0448%       4,464.57         26,296.97       $30,761.54         $734,191.55
IIIB4              443,569.09       7.0448%       2,604.04         15,338.20       $17,942.24         $428,230.89
IIIB5              190,185.41       7.0448%       1,116.51          6,576.43        $7,692.94         $183,608.98
IIIB6              443,646.56       7.0448%       2,604.50         15,340.88       $17,945.38         $428,305.68
RI                          0       5.9333%              0                 0            $0.00               $0.00
RII                         0       5.9333%              0                 0            $0.00               $0.00

              $159,547,075.07                  $862,593.08     $5,837,628.46    $6,700,221.54     $153,709,446.61


